Tokyo investor day September 28, 2018

Welcome Tim Dunbar President, Global Asset Management John Egan Vice President, Investor Relations

Use of non-GAAP financial measures A non-GAAP financial measure is a numerical measure of performance, financial position, or cash flows that includes adjustments from a comparable financial measure presented in accordance with U.S. GAAP. The company uses a number of non-GAAP financial measures that management believes are useful to investors because they illustrate the performance of the company’s normal, ongoing operations, which is important in understanding and evaluating the company’s financial condition and results of operations. While such measures are also consistent with measures utilized by investors to evaluate performance, they are not, however, a substitute for U.S. GAAP financial measures. Therefore, at the end of this presentation, the company has provided reconciliations of the non-GAAP financial measures to the most directly comparable U.S. GAAP financial measure. The company adjusts U.S. GAAP financial measures for items not directly related to ongoing operations. However, it is possible these adjusting items have occurred in the past and could recur in future reporting periods. Management also uses non-GAAP financial measures for goal setting, as a basis for determining employee and senior management awards and compensation, and evaluating performance on a basis comparable to that used by investors and securities analysts. The company also uses a variety of other operational measures that do not have U.S. GAAP counterparts, and therefore do not fit the definition of non-GAAP financial measures. Account value is an example of an operational measure that is not considered a non-GAAP financial measure. 4

Non-GAAP financial measure reconciliations Trailing 12 $ in millions months 6/30/2018 Non-GAAP pre-tax operating earnings (losses) Income before income taxes $2,445.0 Net realized capital gains (679.0) Net realized capital gains pre-tax adjustments (16.4) Non-GAAP pre-tax operating earnings attributable to noncontrolling (13.3) interest Income taxes related to equity method investments 82.3 Principal Financial Group Foundation, Inc. contribution 70.0 Non-GAAP pre-tax operating earnings $1,888.6 Impact of actuarial assumption review 66.4 Less: Corporate operating losses 196.0 Non-GAAP pre-tax operating earnings excluding Corporate and the $2,151.0 impact of the actuarial assumption review 5

Forward looking statements Certain statements made by the company which are not historical facts may be considered forward-looking statements, including, without limitation, statements as to non- GAAP operating earnings, net income attributable to PFG, net cash flows, realized and unrealized gains and losses, capital and liquidity positions, sales and earnings trends, and management’s beliefs, expectations, goals and opinions. The company does not undertake to update these statements, which are based on a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Future events and their effects on the company may not be those anticipated, and actual results may differ materially from the results anticipated in these forward-looking statements. The risks, uncertainties and factors that could cause or contribute to such material differences are discussed in the company’s annual report on Form 10-K for the year ended Dec. 31, 2017, and in the company’s quarterly report on Form 10-Q for the quarter ended Jun. 30, 2018, filed by the company with the U.S. Securities and Exchange Commission, as updated or supplemented from time to time in subsequent filings. These risks and uncertainties include, without limitation: adverse capital and credit market conditions may significantly affect the company’s ability to meet liquidity needs, access to capital and cost of capital; conditions in the global capital markets and the economy generally; volatility or declines in the equity, bond or real estate markets; changes in interest rates or credit spreads or a sustained low interest rate environment; the company’s investment portfolio is subject to several risks that may diminish the value of its invested assets and the investment returns credited to customers; the company’s valuation of investments and the determination of the amount of allowances and impairments taken on such investments may include methodologies, estimations and assumptions that are subject to differing interpretations; any impairments of or valuation allowances against the company’s deferred tax assets; the company’s actual experience could differ significantly from its pricing and reserving assumptions; the pattern of amortizing the company’s DAC and other actuarial balances on its universal life-type insurance contracts, participating life insurance policies and certain investment contracts may change; changes in laws, regulations or accounting standards; the company may not be able to protect its intellectual property and may be subject to infringement claims; the company’s ability to pay stockholder dividends and meet its obligations may be constrained by the limitations on dividends Iowa insurance laws impose on Principal Life; litigation and regulatory investigations; from time to time the company may become subject to tax audits, tax litigation or similar proceedings, and as a result it may owe additional taxes, interest and penalties in amounts that may be material; applicable laws and the company’s certificate of incorporation and by-laws may discourage takeovers and business combinations that some stockholders might consider in their best interests; competition, including from companies that may have greater financial resources, broader arrays of products, higher ratings and stronger financial performance; a downgrade in the company’s financial strength or credit ratings; client terminations, withdrawals or changes in investor preferences; inability to attract and retain qualified employees and sales representatives and develop new distribution sources; an interruption in telecommunication, information technology or other systems, or a failure to maintain the confidentiality, integrity or availability of data residing on such systems; international business risks; fluctuations in foreign currency exchange rates; the company may need to fund deficiencies in its “Closed Block” assets; the company’s reinsurers could default on their obligations or increase their rates; risks arising from acquisitions of businesses; and loss of key vendor relationships or failure of a vendor to protect information of our customers or employees. 6

Agenda Time (JST) Topic Presenter(s) Tim Dunbar President, Global Asset Management 8:30 am Welcome John Egan VP, Investor Relations Renee Schaaf SVP & COO, Principal International 8:50 am Principal overview Kirk West Executive Director, Investments Pedro Borda President, South Asia & India, Principal International 9:15 am Southeast Asia Celestine Khoo MD, Head of Asia ex-Japan Thomas Cheong President, North Asia 9:45 am North Asia Celestine Khoo MD, Head of Asia, ex- Japan Hitoshi Itagaki 10:15 am Japan Executive Director, CEO, and President, PGI Japan 10:30 am Q&A All presenters 7

Our businesses Principal Financial Group Retirement U.S. Principal and Income Principal Insurance Global Corporate Solutions International Solutions Investors (RIS) (USIS) Specialty Benefits RIS-Fee RIS-Spread Individual Life (SBD) 8

Global Asset Management Principal Global Asset Management (GAM) Tim Dunbar Principal Principal Global Strategy, International General Global RobustWealth Marketing & (PI) investment Account Investors (PGI) operations* Product Institutional Retirement HNW/Retail investors investors investors 9 *As permitted and in accordance with regulatory guidelines in the markets in which we operate.

Pre-tax operating earnings Risk (21%) 9%  Specialty Benefits  Individual Life 25% 12% Pre-tax operating earnings1 Fee (64%) 16% $2,151.0 million  RIS-Fee Spread (15%)  Principal Global Investors  Principal International  RIS-Spread 23% 15% 10 1 Trailing twelve months as of 6/30/2018; excludes the impact of the 2017 actuarial assumption review; excludes Corporate

Principal in Asia Renee Schaaf Senior Vice President and Chief Operating Officer, Principal International Kirk West Executive Director – Investments, Principal Global Investors

Thinking global, acting local Leveraging our strengths provides synergies that allow us to better serve our customers Principal International Principal Global Investors Synergies: Target market: Individuals Target market: Institutional • Asset accumulation in Emerging Markets and High Net Worth* • Asset management investors Solutions: Retirement and • Brand long-term savings Solutions: Broad range of • Market expertise investment capabilities and vehicles • Distribution 12 * High Net Worth defined as $5-20 million in investable assets, and Ultra HNW as > $20 million

Principal’s global presence Principal International (PI) and Principal Global Investors (PGI) locations PGI has clients in 80+ territories PI has over 16 million customers in 10 territories Principal International markets Principal International offices Principal Global Investors portfolio management, research and trading 13 Principal Global Investors sales and service representatives

Our regional financial footprint China $155,737M Taiwan South Korea Total Asia AUM $951M $845M Hong Kong Japan Middle East $10,451M $15,244M Principal Global Investors: $2,718M India $21,312M $1,082M Thailand Principal International: $4,212M Malaysia Singapore $186,083M $15,340M $294M Indonesia $522M 14 AUM amounts shown as of 30 June 2018. Note: The PGI component of these AUM figures is based on country of client domicile.

Global asset growth = opportunity across regions Global AUM by region (USD trillions) $80.0 +5% $70.0 Overall global $60.0 AUM growth: $50.0 +6% $40.0 +11% 2016: $84.9T $30.0 +6% $20.0 +9% 2050e: $145.4T $10.0 +10% $0.0 North America Europe Asia-Pacific Middle East + Latin America Africa 2016 2050e 15 Source: “Asset & Wealth Management Revolution: Embracing Exponential Change,” PwC, 2017

Asia opportunity: Retirement and retail savings Pension Increase Optimize joint Digital evolution & voluntary venture disruption expansion savings relationships 16

Asia opportunity: Asset management Investors focused Willing to pay Growing demand Power of our on outcomes & attractive fees for for cross-border diversified performance value investing business model 17

Spotlight on Southeast Asia and India Pedro Borda President – South Asia and India, Principal International Celestine Khoo Managing Director– Asia Ex-Japan, Principal Global Investors

Principal’s SE Asia presence India Principal Asset Management Mutual Funds Principal Retirement Advisors Advisory Thailand CIMB-Principal Asset Management Mutual Funds, Asset Management, Provident Funds Singapore UAE PGI Regional Office PGI Sales Office Asset Management (Institutional & HNW) Asset Management (Institutional & HNW) CIMB-Principal Asset Management CIMB Representative Office Asset Management (effective 31 May 2018) Malaysia Principal International South Asia Indonesia Regional Office CIMB-Principal Asset Management Mutual Funds, Asset Management CIMB-Principal Asset Management Mutual Funds, Asset Management, Pensions CIMB-Principal Islamic Asset Management Islamic Institutional Asset Management 19 As of June 2018.

Better together Established Joint partnership Principal increased with CIMB group ownership share (Principal: 40% ownership) to 60%. 2003 2018 CIMB’s role as a strong partner Rationale for increased ownership: • 5th largest banking group in the ASEAN region • Leverage Principal’s global retirement and asset • 2nd largest bank in Malaysia management franchise • Locations in Malaysia, Indonesia, Thailand, Singapore, • Partnership will continue to leverage CIMB’s Cambodia, Laos, Brunei, Vietnam, Myanmar + China, extensive distribution network Hong Kong, UK, India, Korea, Sri Lanka, and the U.S. • Ownership change elevates the Principal brand • Aides in securing additional banking partners 20

SE Asia: Key business line trends and opportunities Mutual funds Pension (Malaysia and Thailand) • Solid growth across the region − 2013-2017 industry AUM CAGR of 11.3%1 • Private retirement scheme (PRS) launched in Malaysia − 2017-2022 industry AUM CAGR of 12.9%1 in 2011 − Growth led by Thailand and Indonesia − Growing quickly; 65.2% industry AUM CAGR2 • Product innovation and diversification − Government promoting long-term savings − Complementary to Employee Provident Fund (EPF) • Government promotion of long-term savings • Thailand Provident Fund (PF) industry for employees • Malaysia and Indonesia positioned as an − A complement to the social security system, Islamic financial center Provident Funds are an employee retention strategy • Emphasis on digital solutions − Industry AUM CAGR of 9.7%2 • Thai government is working to launch a Mandatory Pension System in 2019 1 Source: Cerulli Associates, SE Asia (ex-Singapore) Mutual Fund Industry AUM. Includes Malaysia, Thailand, Indonesia, Philippines, and Vietnam. 21 2 Source: Cerulli Associates, Private Pension Administrator, CAGR shown is from 2013-2017.

SE Asia: Key business line trends and opportunities Institutional High net worth • More than $1.4 trillion of institutional • Asia-Pacific is the global leader in high net worth addressable assets in the region1 population and wealth2 • Outsourcing opportunities are bright as • The region is on target to surpass $40 trillion in institutions look to boost allocations to foreign HNWI wealth by 20252 assets • Singapore and Hong Kong are preferred offshore • Central banks and Sovereign Wealth Funds destinations for HNWI investors across the region account for more than 45% of addressable assets • We offer an array of specialized products that are • Insurance assets increasingly important, driven well-suited for this client segment by demographic trends and insurers’ need for long-term investments • We are well-placed to provide this diversified investor base with our broad range of capabilities 1 22 Source: Cerulli Associates, Asset Management in Southeast Asia, 2018. 2 Source: Capgemini, Asia-Pacific Wealth Report, 2017.

Financial highlights: SE Asia Pre-tax operating earnings- reported in the Assets under management- reported in the Principal International segment (USD millions) Principal International segment (USD billions) $16 $20 17% $18.6B $13.6M CAGR2 $14 35% $18 $16.9B CAGR1 $16 $15.4B $12 $10.1M $14 $10 $12 $11.1B $8.4M $9.8B $8 $10 $6.1M $6 $8 $4.2M $6 $4 $4 $2 $2 $0 $0 2013 2014 2015 2016 2017 2013 2014 2015 2016 2017 1 23 Pre-tax operating earnings CAGR shown on a constant currency basis. Reported pre-tax operating earnings CAGR for the time period of 2013-2017 was 24.4%. 2 Assets under management CAGR shown on a constant currency basis. Reported assets under management CAGR for the time period of 2013-2017 was 11.4%. Constant currency basis = prior period results translated using foreign exchange rates from the current period

Principal in India Principal Asset Management was Principal increased ownership share of established via a joint venture Principal Asset Management to 100%. 1999 2017 What we are doing to capture the potential of India: • Exploring strategies and capabilities that enhance AUM quality • Digital transformation • Expanding independent financial advisor (IFA) and bank distribution network • Refining advisory business strategy • Transitioning from liquid assets to equity 24

India: Key business line trends and opportunities

Mutual funds/Asset management

- **Strong growth**
  - 2013-2017 industry AUM CAGR of 26.1%[1]
  - 2017-2024 industry AUM CAGR of 22.9%[1]
  - Government and industry broadening promotion
- **Growth of middle class**
  - GDP forecasted growth of 7.7% through 2020[2]
- **SIPs enable sticky flows into mutual funds**
  - 33.8% SIP contribution CAGR[1]
  - Nearly 60% of monthly flows are allocated to equities
- **Institutional and HNW segments**
- **Emphasis on providing digital solutions**
  - 1.17 billion mobile users
  - Full implementation of E-Know Your Customer (e-KYC)
  - Digital wallets

Pension

- **Strong growth**
  - March 2014-March 2018 industry AUM CAGR of 40.8%[1]
- **National Pension System reform**
- **Demographic explosion**

[1]Source: Cerulli Associates, AMFI
[2]Source: The Economic Intelligence unit, HIS (McKinsey Global Institute Analysis). Growth projections for years of 2016-2020.

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Principal™

Financial highlights: India Pre-tax operating earnings- reported in the Assets under management- reported in the Principal International segment (USD millions) Principal International segment (USD billions) $0 $2 -$1 15% CAGR -$2 -$3 $-2.0M $1.1B -$4 $-3.0M $1 $0.9B $0.7B $0.7B -$5 $0.6B -$6 $-5.7M 29% -$7 $-6.1M CAGR -$8 $-7.5M $0 2013 2014 2015 2016 2017 2013 2014 2015 2016 2017 Equity as a percent of AUM 40% 57% 26

Spotlight on North Asia Thomas Cheong President – North Asia, Principal International Celestine Khoo Managing Director– Asia Ex-Japan, Principal Global Investors

Principal’s diversified strategy for China • Multiple opportunities exist across four segments, which we are exploring in parallel • Some will be pursued with China Institutional/ Retirement Retail Mutual Construction Bank (CCB), others FundsSub-advisory outside of CCB • We will maintain a relationship of trust and open dialogue with our partner Retail Mutual Funds HNW/Platform 28

Our focus in each segment • Broaden and deepen our CCB partnership Retirement • Finalize Pension JV agreement with CCB and gain regulatory approval • Advance multiple initiatives with CCB Principal Asset Management to Retail Mutual grow the retail mutual fund business Funds • Build relationships and win mandates with CCB entities Institutional/ • Build on our success in garnering assets from top tier institutions across Sub-advisory Mainland China, Hong Kong, Taiwan, and Korea • Build relationship with foreign banks and local wealth advisory firms HNW/Platform • Leverage Principal’s position as leading offshore fund provider to meet HNW investor needs 29

China Construction Bank + Principal Asset Management (CCBPAM) 50% of its customer base RQFII equity fund successfully Strategic cooperation facilitates are retail investors launched by Malaysia & Thailand interaction and engagement at ventures, sub-advised by China venture multiple levels between PFG & CCB 90% of its customer base acquired from digital platforms Support & guidance to launch suite of low volatility income-oriented 50% of its customer base from strategies via qualified domestic digital channels are < 35 years old institutional investor (QDII) 30

Financial highlights: China Pre-tax operating earnings- reported in the Assets under management- reported in the Principal International segment (USD millions) Principal International segment (USD billions) $60 $140 $124.4B $48.5M $120 $50 62% 70% $42.6M CAGR $101.3B CAGR $100 $40 $80 $30 $21.5M $60 $20 $41.8B $40 $7.1M $7.9M $19.1B $10 $20 $14.9B $0 $0 2013 2014 2015 2016 2017 2013 2014 2015 2016 2017 31

Hong Kong: Mandatory Provident Fund (MPF) market update Key pieces of the MPF market: • Distribution • Contribution • Voluntary savings • e-MPF Key trends: • Growing awareness of the need to enhance Hong Kong’s pension system − MPF remains the centerpiece of Hong Kong retirement system − Tax-incentivized voluntary contributions to be launched in 2019 − eMPF to increase administration efficiencies 32

Opportunities for Principal in Hong Kong Increased Continued Simplify and Strengthen customer investment in streamline brand awareness centricity digital solutions 33

Financial highlights: Hong Kong Pre-tax operating earnings- reported in the Assets under management- reported in the Principal International segment (USD millions) Principal International segment (USD billions) 30% $30 $10 CAGR $9.3B 20% $25.6M $9 $25 $7.6B CAGR $8 $7.2B $7 $20 $6 $15 $13.5M $14.0M $5 $12.2M $11.5M $3.8B $4 $3.3B $10 $3 $2 $5 $1 $0 $0 2013 2014 2015 2016 2017 2013 2014 2015 2016 2017 34

Spotlight on Japan Hitoshi Itagaki CEO and President – Japan, Principal Global Investors

Japan: Evolving with the market Market Trends Our Japan Business • Total asset management market has grown to • Target markets include Pensions, Financial US$5 trillion (JPY 550 trillion)1 Institutions, Sub-advisory, and Funds • Despite this growth, Japan remains • Our broad range of specialist capabilities are well underpenetrated relative to individual wealth matched to investor demand levels • AUM of US$15.2 billion (JPY 1.7 trillion)1 • Primary growth sectors are private investment • While AUM has declined recently, a shift in business trusts and discretionary business mix has improved average fee levels • Fee compression and a move to passive are realities 36 1 As of June 30, 2018. FX: 110.765 JPY/USD. $15.2 billion = ¥1.7 trillion

Leveraging PGI’s multi-boutique model Breakdown of Japan-sourced AUM1 By Asset Class By Boutique Post Fixed Advisory Income Group 81.2% 40.0% Real Estate PGI Fixed 8.8% Income $15.2 33.8% $15.2 billion Hedge billion Fund PrinREI 1.6% 8.8% Equity Spectrum 8.4% 7.4% Edge Finisterre Origin 0.1% PGI Equity 1.6% 6.7% 1.6% 37 1 As of June 30, 2018. FX: 110.765 JPY/USD. $15.2 billion = ¥1.7 trillion

Investment Trust Management (ITM) capability • PGI-Japan ITM business started in 2017 PGI Japan Investment Trust AUM 1 • Steady growth to US$1.5 billion AUM in one year (USD billions) • The capability opens up new opportunities with: $2.0 − Tax qualified investors through tax-qualified $1.5 funds $1.5 − Institutions who are not allowed to directly $1.1 invest to offshore funds $1.0 $0.9 $0.9 − Regional banks searching for yield beyond Japan $USD billions $0.5 Government Bonds $0.0 Sep-17 Dec-17 Mar-18 Jun-18 38 1 As of June 30, 2018. FX: 110.765 JPY/USD. $15.2 billion = ¥1.7 trillion

Opportunities for Principal in Japan Variety of Distribution ITM investment alliance for platform solutions mid-size institutions 39

Questions for the panel?